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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

Augat Inc.:

     We consent to the incorporation by reference in Registration Statement Nos. 33-16549, 33-37833, 33-65590, and 33-56117 of Augat Inc. all on Form S-8 of our
report dated January 30, 1996 appearing in this Annual Report on Form 10-K of Augat Inc. for the year ended December 31, 1995.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 27, 1996

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